                                                                      EXHIBIT 32

                                CERTIFICATIONS OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         In connection with the Quarterly Report of Neurocrine Biosciences, Inc. (the "Company") on Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Gary A. Lyons, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and

         (2) That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 12, 2004                      By:    /s/ Gary A. Lyons
                                           --------------------
                                    Name:  Gary A. Lyons
                                    Title: President and Chief Executive Officer

         In connection with the Quarterly Report of Neurocrine Biosciences, Inc. (the "Company") on Form 10-K for the year ended December 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Paul W. Hawran, Executive Vice President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d), of the Securities Exchange Act of 1934; and

         (2) That information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

March 12, 2004                             By:    /s/ Paul W. Hawran
                                                  --------------------
                                           Name:  Paul W. Hawran
                                           Title: Executive Vice President and
                                                  Chief Financial Officer